SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: November 30, 1998
(Date of earliest event reported)

Commission File No. 333-58995

                              Mid-State Homes, Inc.
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        Florida                                      50-0945134
(State of Incorporation)                    (I.R.S. Employer Identification No.)

1500 North Dale Mabry Highway
Tampa, Florida                                       33607
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Address of principal executive offices                    (Zip Code)

                                 (813) 871-4811
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               Registrant's Telephone Number, including area code

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(Former  name,  former  address and former  fiscal year,  if changed  since last report)
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ITEM 7. Financial Statements and Exhibits

     (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------                             -----------
(EX-23)                                 Consent of  PricewaterhouseCoopers  LLP,
                                        independent Certified Public Accountants of Mid-State Trust VII in connection with Mid- State Trust VII, Asset-Backed
                                        Notes

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MID-STATE HOMES, INC.

November 30, 1998

                                        By: /s/ Dean Fjelstul
                                            ---------------------
                                            Dean Fjelstul
                                            Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.           Description                                 Electronic (E)

(EX-23)               Consent of PricewaterhouseCoopers           E
                      LLP, independent Certified
                      Public Accountants of Mid-State
                      Trust VII in connection with
                      Mid-State Trust VII, Asset-Backed Notes